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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               OCTOBER 27, 1998
               Date of Report (Date of earliest event reported)


                             GENERAL SCANNING INC.
            (Exact name of Registrant as specified in its charter)



       MASSACHUSETTS                      0-26646               04-2445884
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         dentification No.)


500 ARSENAL STREET
WATERTOWN, MASSACHUSETTS                                             02172
(Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:
                                (617) 924-1010
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ITEM 5.   OTHER EVENTS.

On October 27, 1998, General Scanning Inc. ("General Scanning") and Lumonics Inc. ("Lumonics") entered into an Agreement and Plan of Merger (the "Agreement") to combine the companies in a merger of equals transaction. Pursuant to the terms of the Agreement, a wholly-owned subsidiary of Lumonics will be merged with and into General Scanning and each outstanding share of General Scanning stock will be exchanged for 1.347 shares of Lumonics stock. Upon consummation of the transaction, the stockholders of General Scanning will own approximately 50% of Lumonics and the combined company will be listed on both NASDAQ and the Toronto Stock Exchange. The Agreement and the joint press release issued by the parties are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Consummation of the transaction is subject to the satisfaction of conditions to closing, including regulatory approval and stockholder approval of both companies. The merger is expected to close during the first quarter of 1999. The Agreement requires each of General Scanning and Lumonics to pay to the other company a termination fee of $4,000,000 and up to $500,000 in expenses in the event of termination of the Agreement under certain circumstances. Each of General Scanning and Lumonics has also granted to the other company an option to purchase up to 19.9% of the grantor's common stock in the event of termination of the Agreement under certain circumstances. These "cross-options" are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

                                       2
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)  Financial Statements of Business Acquired:         Not Applicable

(b)  Pro Forma Financial Information:                   Not Applicable

(c)  Exhibits:

     2.1 Agreement and Plan of Merger between Lumonics Inc., and General Scanning Inc., dated as of October 27, 1998

           The General Scanning Disclosure Letter and the Lumonics Disclosure Letter contain exceptions to representations and warranties made in the Agreement and certain other information. General Scanning agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

     4.1 Stock Option Agreement by and among General Scanning Inc. and Lumonics Inc., dated October 27, 1998

     4.2 Stock Option Agreement by and among General Scanning Inc., Lumonics Inc., and Grizzly Acquisition Corp., dated October 27, 1998


     99.1 Joint Press Release of General Scanning Inc. and Lumonics Inc., dated October 28, 1998


                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 3, 1998          GENERAL SCANNING INC.



                                  By: /s/ Victor H. Woolley
                                      -------------------------
                                      Victor H. Woolley
                                      Vice President and
                                      Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------

2.1 Agreement and Plan of Merger between Lumonics Inc., and General Scanning Inc., dated as of October 27, 1998

      The General Scanning Disclosure Letter and the Lumonics Disclosure Letter contain exceptions to representations and warranties made in the Agreement and certain other information. General Scanning agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

4.1 Stock Option Agreement by and among General Scanning Inc. and Lumonics Inc., dated October 27, 1998

4.2 Stock Option Agreement by and among General Scanning Inc., Lumonics Inc., and Grizzly Acquisition Corp., dated October 27, 1998


99.1 Joint Press Release of General Scanning Inc. and Lumonics Inc., dated October 28, 1998